UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  April 17, 2012

MedeFile International, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	033-25126 D	85-0368333
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Yamato Road Suite 1200 Boca Raton, FL	33431
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 912-3393

(Former name or former address, if changed since last report)
Copies to: Richard A. Friedman, Esq. Jeff Cahlon, Esq. Sichenzia Ross Friedman Ference LLP 61 Broadway, 32nd Floor New York, New York 10006 Telephone: (212) 930-9700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On April 18, 2012, MedeFile Internatonal, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with accredited investors (the “Investors”) pursuant to which, on April 18, 2012, the Company sold 5,000,000,000 shares of common stock for an aggregate purchase price of $500,000, and the Company issued four-year warrants to purchase 5,000,000,000 shares of common stock to the Investors with an exercise price of $0.0001. The Investors were purchasers under the Company’s securities purchase agreements entered into in July 2011.

On April 23, 2012, the Company issued an aggregate of 39,900,663,786 shares of common stock to certain shareholders of the Company, in accordance with anti-dilution rights held by such shareholders, including 26,917,968,750 shares to Lyle Hauser, 8,160,000,000 shares to Kevin Hauser, and 4,822,695,036 shares to purchasers under securities purchase agreements entered into by the Company in July 2011. Lyle Hauser is the Company’s largest shareholder and the brother of Kevin Hauser, the Company’s chief executive officer.

In connection with the foregoing, the Company relied on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended, for transactions not involving a public offering.

Item 3.02 Unregistered Sales of Equity Securities.

See Item 1.01 and Item 5.03.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 17, 2012, the Company filed a certificate of amendment to its articles of incorporation with the Secretary of State of Nevada, pursuant to which, the Company’s number of authorized shares of common stock increased from 5,000,000,000 to 75,000,000,000.

On April 23, 2012, the Company issued 1,000,000,000 shares of common stock to Lyle Hauser in accordance with the automatic conversion of Lyle Hauser’s 100,000 shares of Series B Preferred Stock, which automatic conversion occurred as a result of the Company’s filing of the certificate of amendment to its articles of incorporation.

In connection with the foregoing, the Company relied on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended, for transactions not involving a public offering.

Item 9.01 Financial Statements and Exhibits

 (d)           Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to Articles of Incorporation
10.1	Securities Purchase Agreement, dated April 18, 2012, between the Company and the Investors
10.2	Form of Warrant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MEDEFILE INTERNATIONAL, INC.

Date: April 23, 2012	By:	/s/ Kevin Hauser
Name: Kevin Hauser
Title: Chief Executive Officer

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